Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification no.)

60 WALL STREET NEW YORK, NEW YORK	10005
(Address of principal executive offices)	(Zip Code)

Deutsche Bank Trust Company Americas

Attention: Catherine Wang

Legal Department

60 Wall Street, 36th Floor

New York, New York 10005

(212) 250–7544

(Name, address and telephone number of agent for service)

UNILIFE CORPORATION

(Exact name of obligor as specified in its charter)

DELAWARE	27-1049354
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification no.)

250 Cross Farm Lane York, Pennsylvania	17406
(Address of principal executive offices)	(Zip Code)

Copies To:

Steven J. Abrams, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

Tel: (215) 981-4241

Fax: (866) 422-3671

Debt Securities

(Title of the Indenture securities)

Item 1.	General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers. Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

Not Applicable

Items 3. —	15. Not Applicable

Item 16.	List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002 —Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 2 -	Certificate of Authority to commence business—Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers—Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 4 -	Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on April 15, 2002 business—Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act.—business—Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 7 -	The latest report of condition of Deutsche Bank Trust Company Americas dated as of March 31, 2014. Copy attached.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 20th day of June, 2014.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President